UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):   August 19, 2005
                                                    ---------------


                              110 MEDIA GROUP, INC.
             (Exact name of registrant as specified in its Charter)

          Delaware                        0-29462                 13-4127624
----------------------------            -----------          -------------------
(State or other jurisdiction            (Commission            (IRS Employer
    of incorporation)                     File No.)          Identification No.)


95 Broadhollow Road, Melville, New York                            11747
---------------------------------------                            -----
(Address of principal executive offices)                        (Zip Code)


                                 (631) 385-0007
                                 --------------
              (Registrant's telephone number, including area code)


                                       N/A
                                       ---
         (Former Name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Item 2.01  Completion of Acquisition or Disposition of Assets
           --------------------------------------------------

On August 19, 2005, 110 Media Group, Inc. (the "Company") completed the disposition of all of the issued and outstanding shares of common stock of our wholly-owned subsidiary, Jade Entertainment Group, Inc. ("Jade"), to Mr. Raymond Barton and Mr. Tim Schmidt, former officers and directors of the Company.

Jade develops and markets websites primarily in the adult entertainment industry as well as the production of adult entertainment videos.

The purchase price for Jade was Thirty-five Thousand Dollars ($35,000) and it was paid as follows:

      1.    return and delivery of 500,000 shares of the Company's common stock;
            and

      2. the cancellation of the following individuals' employment agreements with the Company, as well as the delivery of general releases from each of them:

            Tim Schmidt
            Raymond Barton
            Michael Barton

The Company will continue to operate its Web1000 division which provides free webhosting in both the mainstream and adult markets.

The terms of the transaction were negotiated between current management and its former officers and directors. The Company hired an independent appraiser to determine the fair value of Jade as of June 30, 2005.

Item 9.01  Financial Statements and Exhibits
           ---------------------------------

(a)   Financial statements of business acquired.

      N/A

(b) Pro forma financial information as of June 30, 2005 reflecting the disposition of Jade to be filed by Amendment.

(c)   Exhibits.

10.1 Stock Purchase Agreement, dated as of August 19, 2005 by and between 110 Media Group, Inc. and Raymond Barton and Timothy Schmidt

10.2  Severance Agreement and Release of Raymond Barton, dated August 19, 2005

10.3  Severance Agreement and Release of Timothy Schmidt, dated August 19, 2005

10.4  Severance Agreement and Release of Michael Barton, dated August 19, 2005

10.5 Assignment and Assumption dated August 19, 2005 by and between 110 Media Group, Inc., Jade Entertainment Group, Inc., Timothy Schmidt and Raymond Barton

                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                110 MEDIA GROUP, INC.



                                By: /s/  Darren Cioffi
                                    ------------------------------------------
                                    Darren Cioffi, CFO


Date: August 25, 2005

























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